SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                  [X]
                 Registrant

                 Filed by a                                    [ ]
                 Party other than the
                 Registrant

Check the appropriate box:

[X]   Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

FIDELITY CAPITAL APPRECIATION FUND

FIDELITY DISCIPLINED EQUITY FUND

FIDELITY STOCK SELECTOR

FIDELITY TECHNOQUANT GROWTH FUND

FIDELITY VALUE FUND
FUNDS OF
FIDELITY CAPITAL TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund, and Fidelity Value Fund (the funds), will be held at an office of Fidelity Capital Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 19, 2000 at 11:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

 3. To authorize the Trustees to adopt an amended and restated
    Declaration of Trust.

 4. To approve an amended management contract for each of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund,
    Fidelity Stock Selector and Fidelity Value Fund.

 5. To approve an amended sub-advisory agreement with FMR U.K. for each fund.

 6. To approve an amended sub-advisory agreement with FMR Far East for each fund.

 7. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for each of Fidelity Capital Appreciation Fund and Fidelity
    TechnoQuant Growth Fund.

 8. To eliminate certain fundamental investment policies of Fidelity Capital Appreciation Fund.

 9. To eliminate a fundamental investment policy of Fidelity
    Disciplined Equity Fund.

 10. To eliminate a fundamental investment policy of Fidelity Stock
     Selector.

 11. To eliminate certain of Fidelity Value Fund's fundamental investment policies and to adopt certain comparable non-fundamental policies.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 12. To amend the fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation for each of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector and Fidelity Value Fund.

 13. To amend Fidelity Capital Appreciation Fund's fundamental investment limitation concerning concentration.

 14. To amend Fidelity Value Fund's fundamental investment limitation concerning underwriting.

 The Board of Trustees has fixed the close of business on November 22, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 22, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer
       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee
       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft
       f/b/o Anthony B. Craft, Jr.
       UGMA



PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CAPITAL TRUST:
FIDELITY CAPITAL APPRECIATION FUND
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FIDELITY TECHNOQUANT GROWTH FUND
FIDELITY VALUE FUND
TO BE HELD ON JANUARY 19, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Capital Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund, and Fidelity Value Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 19, 2000 at 11:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. [In addition, [Management Information Services Corp. (MIS)] [and] [D.F. King & Co., Inc.] may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately [$______(Capital Appreciation Fund), $______ (Disciplined Equity Fund), $______ (Stock Selector), $______ (TechnoQuant Growth Fund), and $____ (Value Fund), respectively.]] The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. [D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $______(Capital Appreciation
Fund), $______(Disciplined Equity Fund), $______(Stock Selector), $_______ (TechnoQuant Growth Fund) and $______ (Value Fund).]

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of September 30, 1999 are indicated in the following table:

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Stock Selector

Fidelity TechnoQuant Growth Fund

Fidelity Value Fund

 [As of September 30, 1999, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

 [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on September 30, 1999 was as follows:]

 [FMR has advised the trust that for Proposals [_____] contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.]

 Shareholders of record at the close of business on November 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED OCTOBER 31, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED APRIL 30, 1999 CALL 1-800-544-8888 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 14 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.

Proposal #                Proposal Description            Applicable Fund(s)             Page

 1.                       To elect as Trustees the 12     All                            9
                          nominees presented in
                          proposal 1.

 2.                       To ratify the selection of      All                            18
                          PricewaterhouseCoopers LLP
                          as independent accountants
                          of the funds.

 3.                       To authorize the Trustees to    All                            19
                          adopt an amended and
                          restated Declaration of Trust.

 4.                       To approve an amended           Fidelity Capital Appreciation  22
                          management contract for the     Fund
                          fund that would reduce the      Fidelity Disciplined Equity
                          management fee payable to       Fund
                          FMR by the fund as FMR's        Fidelity Stock Selector
                          assets under management         Fidelity Value Fund
                          increase, allow future
                          modifications of the
                          contract without a
                          shareholder vote if
                          permitted by the 1940 Act,
                          and would modify the
                          performance adjustment
                          calculation to calculate the
                          fund's investment
                          performance and that of its
                          comparative index to the
                          nearest 0.01%.

 5.                       To approve an amended           All                            36
                          sub-advisory agreement with
                          FMR U.K. to allow FMR, FMR
                          U.K., and the trust, on
                          behalf of the fund, to
                          modify the agreement subject
                          to the requirements of the
                          1940 Act.

 6.                       To approve an amended           All                            39
                          sub-advisory agreement with
                          FMR Far East to allow FMR,
                          FMR Far East, and the trust,
                          on behalf of the fund, to
                          modify the agreement subject
                          to the requirements of the
                          1940 Act.

 7.                       To approve a Distribution and   Fidelity Capital Appreciation  41
                          Service Plan for the fund       Fund
                          which describes all material    Fidelity TechnoQuant Growth
                          aspects of the proposed         Fund
                          financing for the
                          distribution of fund shares.

 8.                       To eliminate certain            Fidelity Capital Appreciation  44
                          fundamental investment          Fund
                          policies of the fund.

 9.                       To eliminate a fundamental      Fidelity Disciplined Equity    45
                          investment policy of the fund.  Fund

 10.                      To eliminate a fundamental      Fidelity Stock Selector        46
                          investment policy of the fund.

 11.                      To eliminate certain            Fidelity Value Fund            47
                          fundamental investment
                          policies of the fund and to
                          adopt certain comparable
                          non-fundamental policies.

ADOPTION OF STANDARDIZED
INVESTMENT LIMITATIONS

 12.                      To amend the fundamental        Fidelity Capital Appreciation  49
                          investment limitation           Fund
                          concerning diversification      Fidelity Disciplined Equity
                          to exclude "securities of       Fund
                          other investment companies"     Fidelity Stock Selector
                          from the limitation.            Fidelity Value Fund

 13.                      To amend the fundamental        Fidelity Capital Appreciation  50
                          investment limitation           Fund
                          concerning concentration.

 14.                      To amend the fundamental        Fidelity Value Fund            51
                          investment limitation
                          concerning underwriting.


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Capital Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. E. Bradley Jones is scheduled to retire at the end of 1999 and it is proposed that [new Trustee] serve as Trustee effective upon the retirement of Mr. Jones. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 Except for [new Trustee], all nominees named below are currently Trustees of Fidelity Capital Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page 15 ) and were appointed to the Board in March 1997, January 1997 and August 1997, respectively. [New Trustee] was selected by the trust's Nominating and Administration Committee and was approved to the Board effective upon the retirement of Mr. Jones. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William
O. McCoy and Robert C. Pozen, and [new Trustee], each of the nominees is currently a Trustee of 57 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                 Principal Occupation **         Year of Election or Appointment

Ralph F. Cox                  President of RABAR              1991
                              Enterprises (management
                              consulting-engineering
 (67)                         industry, 1994). Prior to
                              February 1994, he was
                              President of Greenhill
                              Petroleum Corporation
                              (petroleum exploration and
                              production). Until March
                              1990, Mr. Cox was President
                              and Chief Operating Officer
                              of Union Pacific Resources
                              Company (exploration and
                              production). He is a
                              Director of USA Waste
                              Services, Inc.
                              (non-hazardous waste, 1993),
                              CH2M Hill Companies
                              (engineering), Rio Grande,
                              Inc. (oil and gas
                              production), and Daniel
                              Industries (petroleum
                              measurement equipment
                              manufacturer). In addition,
                              he is a member of advisory
                              boards of Texas A&M
                              University and the
                              University of Texas at Austin.

Phyllis Burke Davis           Prior to her retirement in      1992
                              September 1991, Mrs. Davis
                              was the Senior Vice
 (68)                         President of Corporate
                              Affairs of Avon Products,
                              Inc. She is currently a
                              Director of BellSouth
                              Corporation
                              (telecommunications), Eaton
                              Corporation (manufacturing,
                              1991), and the TJX
                              Companies, Inc. (retail
                              stores), and previously
                              served as a Director of
                              Hallmark Cards, Inc.
                              (1985-1991) and Nabisco
                              Brands, Inc. In addition,
                              she is a member of the
                              President's Advisory Council
                              of The University of Vermont
                              School of Business
                              Administration.

Robert M. Gates               Consultant, author, and         1997
                              lecturer (1993). Mr. Gates
                              was Director of the Central
 (56)                         Intelligence Agency (CIA)
                              from 1991-1993. From 1989 to
                              1991, Mr. Gates served as
                              Assistant to the President
                              of the United States and
                              Deputy National Security
                              Advisor. Mr. Gates is a
                              Director of LucasVarity PLC
                              (automotive components and
                              diesel engines), Charles
                              Stark Draper Laboratory
                              (non-profit), NACCO
                              Industries, Inc. (mining and
                              manufacturing), and TRW Inc.
                              (original equipment and
                              replacement products). Mr.
                              Gates also is a Trustee of
                              the Forum for International
                              Policy and of the Endowment
                              Association of the College
                              of William and Mary. In
                              addition, he is a member of
                              the National Executive Board
                              of the Boy Scouts of America.

*Edward C. Johnson 3d         President, is Chairman, Chief   1978
                              Executive Officer and a
                              Director of FMR Corp.; a
 (69)                         Director and Chairman of the
                              Board and of the Executive
                              Committee of FMR; Chairman
                              and a Director of Fidelity
                              Investments Money
                              Management, Inc. (1998),
                              Fidelity Management &
                              Research (U.K.) Inc., and
                              Fidelity Management &
                              Research (Far East) Inc.

Donald J. Kirk                Executive-in-Residence (1995)   1987
                              at Columbia University
                              Graduate School of Business
                              and a financial consultant.
 (67)                         From 1987 to January 1995,
                              Mr. Kirk was a Professor at
                              Columbia University Graduate
                              School of Business. Prior to
                              1987, he was Chairman of the
                              Financial Accounting
                              Standards Board. Mr. Kirk
                              previously served as a
                              Director of General Re
                              Corporation (reinsurance,
                              1987-1998) and Valuation
                              Research Corp. (appraisals
                              and valuations, 1993-1995).
                              He serves as Chairman of the
                              Board of Directors of
                              National Arts Stabilization
                              Inc., Chairman of the Board
                              of Trustees of the Greenwich
                              Hospital Association,
                              Director of the Yale-New
                              Haven Health Services Corp.
                              (1998), a Member of the
                              Public Oversight Board of
                              the American Institute of
                              Certified Public
                              Accountants' SEC Practice
                              Section (1995), and as a
                              Public Governor of the
                              National Association of
                              Securities Dealers, Inc.
                              (1996).

*Peter S. Lynch               Vice Chairman and Director of   1990
                              FMR. Prior to May 31, 1990,
                              he was a Director of FMR and
 (56)                         Executive Vice President of
                              FMR (a position he held
                              until March 31, 1991); Vice
                              President of Fidelity
                              Magellan Fund and FMR Growth
                              Group Leader; and Managing
                              Director of FMR Corp. Mr.
                              Lynch was also Vice
                              President of Fidelity
                              Investments Corporate
                              Services (1991-1992). In
                              addition, he serves as a
                              Trustee of Boston College,
                              Massachusetts Eye & Ear
                              Infirmary, Historic
                              Deerfield (1989) and Society
                              for the Preservation of New
                              England Antiquities, and as
                              an Overseer of the Museum of
                              Fine Arts of Boston.

William O. McCoy              Vice President of Finance for   1997
                              the University of North
                              Carolina (16-school system,
 (66)                         1995). Prior to his
                              retirement in December 1994,
                              Mr. McCoy was Vice Chairman
                              of the Board of BellSouth
                              Corporation
                              (telecommunications, 1984)
                              and President of BellSouth
                              Enterprises (1986). He is
                              currently a Director of
                              Liberty Corporation (holding
                              company, 1984), Weeks
                              Corporation of Atlanta (real
                              estate, 1994), Carolina
                              Power and Light Company
                              (electric utility, 1996) and
                              the Kenan Transport Co.
                              (1996). Previously, he was a
                              Director of First American
                              Corporation (bank holding
                              company, 1979-1996). In
                              addition, Mr. McCoy serves
                              as a member of the Board of
                              Visitors for the University
                              of North Carolina at Chapel
                              Hill (1994) and for the
                              Kenan-Flager Business School
                              (University of North
                              Carolina at Chapel Hill,
                              1988).

Gerald C. McDonough           Chairman of G.M. Management     1989
                              Group (strategic advisory
                              services). Mr. McDonough is
 (71)                         a Director of York
                              International Corp. (air
                              conditioning and
                              refrigeration), Commercial
                              Intertech Corp. (hydraulic
                              systems, building systems,
                              and metal products, 1992),
                              CUNO, Inc. (liquid and gas
                              filtration products, 1996),
                              and Associated Estates
                              Realty Corporation (a real
                              estate investment trust,
                              1993). Mr. McDonough served
                              as a Director of
                              ACME-Cleveland Corp. (metal
                              working, telecommunications,
                              and electronic products)
                              from 1987-1996 and
                              Brush-Wellman Inc. (metal
                              refining) from 1983-1997.

Marvin L. Mann                Chairman of the Board of        1993
                              Lexmark International, Inc.
                              (office machines, 1991).
 (66)                         Prior to 1991, he held the
                              positions of Vice President
                              of International Business
                              Machines Corporation ("IBM")
                              and President and General
                              Manager of various IBM
                              divisions and subsidiaries.
                              Mr. Mann is a Director of
                              M.A. Hanna Company
                              (chemicals, 1993) and
                              Imation Corp. (imaging and
                              information storage, 1997).

*Robert C. Pozen              Senior Vice President, is       1997
                              also President and a
                              Director of FMR (1997); and
 (53)                         President and a Director of
                              Fidelity Investments Money
                              Management, Inc. (1998),
                              Fidelity Management &
                              Research (U.K.) Inc. (1997),
                              and Fidelity Management &
                              Research (Far East) Inc.
                              (1997). Previously, Mr.
                              Pozen served as General
                              Counsel, Managing Director,
                              and Senior Vice President of
                              FMR Corp.

Thomas R. Williams            President of The Wales Group,   1989
                              Inc. (management and
                              financial advisory
                              services). Prior to retiring
 (71)                         in 1987, Mr. Williams served
                              as Chairman of the Board of
                              First Wachovia Corporation
                              (bank holding company), and
                              Chairman and Chief Executive
                              Officer of The First
                              National Bank of Atlanta and
                              First Atlanta Corporation
                              (bank holding company). He
                              is currently a of Director
                              of ConAgra, Inc.
                              (agricultural products),
                              Georgia Power Company
                              (electric utility), National
                              Life Insurance Company of
                              Vermont, American Software,
                              Inc., and AppleSouth, Inc.
                              (restaurants, 1992).

[New Trustee beginning on or  [New Trustee Bio]               1999
about 1/1/2000]+


 (Age)


+ Nominated to serve as Trustee on or about January 1, 2000, upon retirement of E. Bradley Jones.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of September 30, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended October 31, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended October 31, 1998, the committee held five meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Mann, Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended October 31, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM                     J.  Gary  Burkhead**  Ralph F. Cox  Phyllis Burke Davis  Robert M. Gates  Edward C. Johnson 3d**
EACH FUND

Fidelity Capital
Appreciation                  $ 0                   $ 859         $ 853                $ 865            $ 0
FundB,C,F

Fidelity Disciplined Equity     0                     1,024         1,017                1,013            0
FundB,D,F

Fidelity Stock SelectorB        0                     695           691                  700              0

Fidelity TechnoQuant Growth     0                     26            26                   26               0
FundB

Fidelity Value FundB,E,F        0                     2,785         2,768                2,805            0

TOTAL COMPENSATION FROM THE    $ 0                   $ 223,500     $220,500             $223,500         $ 0
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM    E. Bradley Jones
EACH FUND

Fidelity Capital Appreciation  $ 859
FundB,C,F

Fidelity Disciplined Equity     1,024
FundB,D,F

Fidelity Stock SelectorB        696

Fidelity TechnoQuant Growth     26
FundB

Fidelity Value FundB,E,F        2,787

TOTAL COMPENSATION FROM THE    $222,000
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM    Donald J. Kirk  Peter S.  Lynch**  William  O.  McCoy  Gerald C. Mc- Donough  Marvin L.  Mann
EACH FUND

Fidelity Capital Appreciation  $ 876           $ 0                $ 865               $ 1,064                $ 854
FundB,C,F

Fidelity Disciplined Equity     1,045           0                  1,031               1,268                  1,018
FundB,D,F

Fidelity Stock SelectorB        708             0                  700                 862                    690

Fidelity TechnoQuant Growth     27              0                  26                  32                     26
FundB

Fidelity Value FundB,E,F        2,834           0                  2,804               3,455                  2,762

TOTAL COMPENSATION FROM THE    $ 226,500       $ 0                $ 223,500           $ 273,500              $ 220,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM    Robert C. Pozen**  Thomas R. Williams
EACH FUND

Fidelity Capital Appreciation  $ 0                $ 865
FundB,C,F

Fidelity Disciplined Equity     0                  1,031
FundB,D,F

Fidelity Stock SelectorB        0                  700

Fidelity TechnoQuant Growth     0                  26
FundB

Fidelity Value FundB,E,F        0                  2,803

TOTAL COMPENSATION FROM THE    $ 0                $223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; William O. McCoy, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $389, Phyllis Burke Davis, $389, Robert M. Gates, $389, E. Bradley Jones, $389, Donald J. Kirk, $389, William O. McCoy, $389, Gerald C. McDonough, $454, Marvin L. Mann, $389, and Thomas R. Williams, $389.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $464, Phyllis Burke Davis, $464, Robert M. Gates, $464, E. Bradley Jones, $464, Donald J. Kirk, $464, William O. McCoy, $464, Gerald C. McDonough, $541, Marvin L. Mann, $464, and Thomas R. Williams, $464.

E The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,268, Phyllis Burke Davis, $1,268, Robert M. Gates, $1,268, E. Bradley Jones, $1,268, Donald J. Kirk, $1,268, William O. McCoy, $1,268, Gerald C. McDonough, $1,479, Marvin L. Mann, $1,268, and Thomas R. Williams, $1,268.

F For the fiscal year ended October 31, 1998, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $331, Capital Appreciation; Marvin L. Mann, $331, Capital Appreciation; William O. McCoy, $278, Capital Appreciation, and Thomas
R. Williams, $331, Capital Appreciation; Ralph F. Cox, $394, Disciplined Equity; Marvin L. Mann, $394, Disciplined Equity; William
O. McCoy, $333, Disciplined Equity; Thomas R. Williams, $394, Disciplined Equity; Ralph F. Cox, $1,075, Value Fund; Marvin L. Mann, $1,075, Value Fund; William O. McCoy, $871, Value Fund; Thomas R. Williams, $1,075, Value Fund.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
   INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in each fund, inconsistent with the independence standards pertaining to accountants.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 17, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for certain of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on page 31.

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF FIDELITY
   CAPITAL APPRECIATION FUND, FIDELITY DISCIPLINED EQUITY FUND,
   FIDELITY STOCK SELECTOR AND FIDELITY VALUE FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the funds to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the Trust, on behalf of each fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the funds' outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 31 for more details. (For information on FMR, see the section entitled "Activities and Management of FMR," on page 49.)

 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of each fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for each fund's fiscal year ended October 31, 1998 (not including the fee amendments discussed below) was 0.5910%.

 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the S&P 500 (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.

 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 2. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $426 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) allow FMR and the Trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. Each fund's existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 31 for more details.

 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $763 billion as of August 1999), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and each Fund has paid lower management fees as a result.

 The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended
October 31, 1998 to the management fee each fund would have incurred if the Amended Contract had been in effect.

                           Present Contract Management  Amended Contract Management Fee  Percentage Difference
                           Fee*

Capital Appreciation Fund  0.5938%                      0.5899%                          (0.0039)

Disciplined Equity Fund    0.5935%                      0.5896%                          (0.0039)

Stock Selector             0.5949%                      0.5910%                          (0.0039)

Value Fund                 0.5957%                      0.5919%                          (0.0038)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 The following chart compares each fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1999 to the management fee each fund would have incurred if the Amended Contract had been in effect.

                           Present Contract Management  Amended Contract Management Fee  Percentage Difference
                           Fee*

Capital Appreciation Fund  0.5913%                      0.5850%                          (0.0063)

Disciplined Equity Fund    0.5911%                      0.5848%                          (0.0063)

Stock Selector             0.5915%                      0.5852%                          (0.0063)

Value Fund                 0.5915%                      0.5853%                          (0.0062)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have resulted in the following management fee rate for the fiscal year ended October 31, 1998 for each fund's average net assets for the year:

                           Present Contract Management  Amended Contract Management Fee  Percentage Difference
                           Fee*

Capital Appreciation Fund  (0.1535)%                    (0.1535)%                        0.0000%

Disciplined Equity Fund    (0.1554)%                    (0.1554)%                        0.0000%

Stock Selector             (0.1643)%                    (0.1631)%                        0.0012%

Value Fund                 (0.1806)%                    (0.1806)%                        0.0000%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 The following chart compares each fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1999 to the management fee each fund would have incurred if the Amended Contract had been in effect.

                           Present Contract Management  Amended Contract Management Fee  Percentage Difference
                           Fee*

Capital Appreciation Fund  (0.1574)%                    (0.1574)%                        0.0000%

Disciplined Equity Fund    (0.1641)%                    (0.1641)%                        0.0000%

Stock Selector             (0.2077)%                    (0.2077)%                        0.0000%

Value Fund                 (0.2586)%                    (0.2586)%                        0.0000%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1998, the Group Fee reductions and the changes to the Performance
Adjustment would have resulted in the following increase or decrease in the total management fee for each fund:

                           Present Contract Management  Amended Contract Management Fee  Percentage Difference
                           Fee*

Capital Appreciation Fund  0.4403%                      0.4364%                          (0.0039)%

Disciplined Equity Fund    0.4381%                      0.4342%                          (0.0039)%

Stock Selector             0.4308%                      0.4279%                          (0.0027)%

Value Fund                 0.4151%                      0.4113%                          (0.0038)%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 The following chart compares each fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1999 to the management fee each fund would have incurred if the Amended Contract had been in effect.

                           Present Contract Management  Amended Contract Management Fee  Percentage Difference
                           Fee*

Capital Appreciation Fund  0.4339%                      0.4276%                          (0.0063)%

Disciplined Equity Fund    0.4270%                      0.4207%                          (0.0063)%

Stock Selector             0.3838%                      0.3775%                          (0.0063)%

Value Fund                 0.3329%                      0.3267%                          (0.0062)%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contracts. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.

 A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 2 on page __. Except for the modifications discussed above, the Amended Contract is substantially identical to each fund's Present Contract with FMR. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund. If the Amended Contract is not approved for each fund, the Present Contracts will continue in effect through July 31, 2000, and thereafter only as long as its continuance is approved at least annually as described above.

 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $426 billion or less. Above $426 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.

 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract adds four new, lower breakpoints applicable when group assets are above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)

                         GROUP FEE RATE BREAKPOINTS

Average Group Assets ($  Present Contract  Group Assets ($ billions)  Amended Contract billions)

Over 390                 .2700             390-426                    .2700%

                                           426-462                    .2650%

                                           462-498                    .2600%

                                           498-534                    .2550%

                                           Over 534                   .2500%


 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management
Contracts" on page __.)

                    EFFECTIVE GROUP FEE RATES

Group Assets ($ billions)  Present Contract  Amended Contract

150                        .3371%            .3371%

200                        .3284%            .3284%

250                        .3219%            .3219%

300                        .3163%            .3163%

350                        .3113%            .3113%

400                        .3067%            .3067%

450                        .3026%            .3024%

500                        .2994%            .2982%

550                        .2967%            .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $426 billion in 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for August, 1999 were approximately $763 billion.

 MODIFICATIONS TO PERFORMANCE ADJUSTMENT ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.

 During fiscal 1998, using the more precise rounding methodology, the aggregate impact was a .0012% increase in Stock Selector's management fee. There was no impact on the other funds.

 COMPARISON OF MANAGEMENT FEES. The following tables compare each fund's management fee as calculated under the terms of the Present Contracts (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1998 to the management fee each fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of each fund's average net assets for the year.

                        FIDELITY CAPITAL APPRECIATION FUND

                        Present Contract           Amended Contract           Difference

                        $                 %        $                 %        $           %

Basic Fee               14,131,000        .5938    14,037,000        .5899    (94,000)    (.0039)

Performance Adjustment  (3,652,000)       (.1535)   (3,652,000)      (.1535)   0           0

Total Management Fee    10,479,000        .4403    10,385,000        .4364    (94,000)    (.0039)


                        FIDELITY DISCIPLINED EQUITY FUND

                        Present Contract            Amended Contract           Difference

                        $                 %         $                 %        $             %

Basic Fee               16,960,000        5935      16,847,000        .5896    (113,000)     (.0039)

Performance Adjustment  (4,440,000)       (.1554).  (4,440,000)       (.1554)  0             0

Total Management Fee    12,520,000        .4381     12,407,000        .4342    (113,000)     (.0039)


                        FIDELITY STOCK SELECTOR

                        Present Contract            Amended Contract            Difference

                        $                 %         $                 %         $           %

Basic Fee               11,216,000        .5949     11,143,000        .5910     (73,000)    (.0039)

Performance Adjustment  (3,097,000)       (.1643)   (3,075,000)       (.1631)   22,000      .0012

Total Management Fee    8,119,000         .4306     8,068,000         .4279     (51,000)    (.0027)


                        FIDELITY VALUE FUND

                        Present Contract            Amended Contract            Difference

                        $                 %         $                 %         $           %

Basic Fee               44,394,000        .5957     44,105,000        .5919     (289,000)   (.0038)

Performance Adjustment  (13,460,000)      (.1806)   (13,460,000)      (.1806)   0           0

Total Management Fee    30,934,000        .4151     30,645,000        .4113     (289,000)   (.0038)


 The following tables compare each fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for the twelve month period ended August 31, 1999 to the management fee each fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of each fund's average net assets for the year.

                        FIDELITY CAPITAL APPRECIATION FUND

                        Present Contract           Amended Contract           Difference

                        $                 %        $                 %        $           %

Basic Fee               15,415,000        .5913    15,250,000        .5850    (165,000)   (.0063)

Performance Adjustment  (4,104,000)       (.1574)  (4,104,000)       (.1574)  0           0

Total Management Fee    11,311,000        .4339    11,146,000        .4276    (165,000)   (.0063)


                        FIDELITY DISCIPLINED EQUITY FUND

                        Present Contract           Amended Contract           Difference

                        $                 %        $                 %        $           %

Basic Fee               18,201,000        .5911    18,008,000        .5848    (193,000)   (.0063)

Performance Adjustment  (5,052,000)       (.1641)  (5,052,000)       (.1641)  0           0

Total Management Fee    13,149,000        .4270    12,956,000        .4207    (193,000)   (.0063)


                        FIDELITY STOCK SELECTOR

                        Present Contract           Amended Contract           Difference

                        $                 %        $                 %        $           %

Basic Fee               9,854,000         .5915    9,750,000         .5852    (104,000)   (.0063)

Performance Adjustment  (3,460,000)       (.2077)  (3,460,000)       (.2077)  0           0

Total Management Fee    6,394,000         .3838    6,290,000         .3775    (104,000)   (.0063)


                        FIDELITY VALUE FUND

                        Present Contract           Amended Contract           Difference

                        $                 %        $                 %        $           %

Basic Fee               32,075,000        .5915    31,740,000        .5853    (335,000)   (.0062)

Performance Adjustment  (14,026,000)      (.2586)  (14,026,000)      (.2586)  0           0

Total Management Fee    18,049,000        .3329    17,714,000        .3267    (335,000)   (.0062)




 The following table provides data concerning each fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1998 under the Present Contracts (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.

 The following figures are based on historical expenses adjusted to reflect current fees of each fund and are calculated as a percentage of average net assets.

COMPARATIVE FEE TABLE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                               Present Contract                                               Amended Contract

                               Management Fee  Other Expenses  Total Fund Operating Expenses  Management Fee  Other Expenses

Fidelity Capital Appreciation           %      .26%             %                                      %      .26%
Fund

Fidelity Disciplined Equity              %     .24%             %                                       %     .24%
Fund

Fidelity Stock Selector                  %     .25%             %                                       %     .25%

Fidelity Value Fund                      %     .22%             %                                       %     .22%



                               Amended Contract

                               Total Fund Operating Expenses

Fidelity Capital Appreciation   %
Fund

Fidelity Disciplined Equity     %
Fund

Fidelity Stock Selector         %

Fidelity Value Fund             %


 A portion of the brokerage commissions that each fund pays is used to reduce each fund's expenses. Each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been:

                               Present Contract               Amended Contract

                               Total Fund Operating Expenses  Total Fund Operating Expenses

Fidelity Capital Appreciation   %                              %
Fund

Fidelity Disciplined Equity     %                              %
Fund

Fidelity Stock Selector         %                              %

Fidelity Value Fund             %                              %


 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                       Present Contract                    Amended Contract

                               1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years

Fidelity Capital Appreciation  $       $        $        $         $       $        $        $
Fund

Fidelity Disciplined Equity    $       $        $        $         $       $        $        $
Fund

Fidelity Stock Selector        $       $        $        $         $       $        $        $

Fidelity Value Fund            $       $        $        $         $       $        $        $


 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of each fund, to amend the Management Contracts subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contracts explicitly require the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Contracts' amendment provisions will allow FMR and the Trust, on behalf of each fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contracts to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contracts subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of each fund's Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contracts and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.

 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, and the proposed modification to the Present Contracts' amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect for each fund on the first day of the first month following shareholder approval.

5. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH
   FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR U.K.'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under each fund's Present Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On May 20, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is also proposed to the amendment provisions in Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, Fidelity Stock Selector's, and Fidelity Value Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, and Fidelity Value Fund on page __.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 3 beginning on page ___. Except for the modifications discussed above, Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, Fidelity Stock Selector's, Fidelity TechnoQuant Growth Fund's and Fidelity Value Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page __.) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR U.K.'s fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR U.K. for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page 44.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

6. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH
   FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (the Amended Agreement). Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. Each fund's existing sub-advisory agreement (the Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR FAR EAST'S FEES UNDER EACH FUND'S AMENDED AGREEMENT. EACH FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENTS. Under each fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under each fund's Present Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services.

 Furthermore, under each fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under each fund's Present Agreement, FMR, NOT THE FUND, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.

 Each fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENTS TO THE PRESENT AGREEMENTS. Each fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, each fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On May 20, 1999, the Board of Trustees agreed to submit the Amended Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is also proposed to the amendment provisions in Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, Fidelity Stock Selector's, and Fidelity Value Fund's present management contracts. See "Modification of Management Contract Amendment Provisions" for Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, Fidelity Stock Selector's, and Fidelity Value Fund on page __.

 A copy of the form of Amended Agreement for each fund, marked to indicate the proposed amendments, is supplied as Exhibit 4 beginning on page __. Except for the modifications discussed above, Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, Fidelity Stock Selector's, Fidelity TechnoQuant Growth Fund's and Fidelity Value Fund's Amended Agreements are substantially identical to their Present Agreements. (For a detailed discussion of each fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 51.) If approved by shareholders, each fund's Amended Agreement will take effect on February 1, 2000 (or the first day of the first month following approval) and will remain in effect through July 31, 2000 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. Each fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If a fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2000 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR Far East's fees under each fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreements to change the fees FMR pays to FMR Far East for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND A FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR Far East., with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page 44.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

7. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR EACH OF FIDELITY CAPITAL APPRECIATION FUND AND FIDELITY
    TECHNOQUANT GROWTH FUND.

 The Board of Trustees has approved, and recommends that shareholders of Fidelity Capital Appreciation Fund and Fidelity TechnoQuant Growth Fund approve a Distribution and Service Plan (the Plan) for each fund. A copy of the Plan is attached to this Proxy Statement as Exhibit 5.

 THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the SEC under the 1940 Act. The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''

 The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.

 The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.

 Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

 The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. All material amendments to the Plan must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of a majority of the non-interested Trustees or by a vote of a majority of the outstanding shares of the fund. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

 TRUSTEE CONSIDERATION. In determining to recommend the adoption of each Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under the Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of each Plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of each Plan is advisable to minimize such legal uncertainties and to provide other benefits to each fund and its shareholders.

 The Trustees noted that each fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of the fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the fund; and consequently the effects of the Plan on existing shareholders.

 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by a fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under each Plan, additional sales of the fund's shares may result. The Trustees believe that this flexibility has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to the fund and its shareholders.

 CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the Plan. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

8. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF FIDELITY CAPITAL APPRECIATION FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, elimination of certain investment policies. Elimination of these policies will allow the fund to more clearly communicate its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. Elimination of these policies are not expected to materially affect the way the fund is managed.

 DISCUSSION OF PROPOSED MODIFICATIONS. The fund's fundamental investment objective and certain investment policies currently read as follows:

 "Capital Appreciation Fund seeks capital appreciation. FMR will seek capital appreciation primarily by purchasing common stocks, although FMR may seek capital appreciation by purchasing other types of securities, including bonds and preferred stocks. The emphasis placed on a particular type of security will depend on FMR's interpretation of underlying economic, financial, and security trends. The fund does not place any emphasis on dividend or interest income, except when FMR believes this income will have a favorable influence on the market value of a security. It is the fund's policy to invest in the securities of both well-known and established companies and smaller, less well-known companies. The fund will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spinoffs, consolidations, and liquidations."

 If the proposal is approved, the fund's fundamental investment objective would read as follows (deleted language is [bracketed]):

 "Capital Appreciation Fund seeks capital appreciation. [FMR will seek capital appreciation primarily by purchasing common stocks, although FMR may seek capital appreciation by purchasing other types of securities, including bonds and preferred stocks. The emphasis placed on a particular type of security will depend on FMR's interpretation of underlying economic, financial, and security trends. The fund does not place any emphasis on dividend or interest income, except when FMR believes this income will have a favorable influence on the market value of a security. It is the fund's policy to invest in the securities of both well-known and established companies and smaller, less well-known companies. The fund will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spinoffs, consolidations, and liquidations]."

 Because the fund's investment policies are fundamental, they cannot be modified or eliminated without shareholder approval.

DISCUSSION OF PROPOSED MODIFICATIONS. Eliminating the fund's fundamental policies will allow the fund to more clearly communicate its investment objective and strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy of investing primarily in common stocks. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Amending the fund's investment objective and eliminating the investment policies as proposed are not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies are in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective and policies will remain unchanged.

9. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY
   DISCIPLINED EQUITY FUND.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of a fundamental investment policy of the fund. Elimination of this policy will allow the fund to more clearly communicate its investment strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The elimination of this investment policy is not expected to materially affect the way in which the fund is managed.

 The fund's fundamental investment objective and a fundamental investment policy currently read as follows:

 "Disciplined Equity seeks capital growth by investing primarily in a broadly diversified portfolio of common stocks."

 If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policy would be eliminated as follows (deleted language is [bracketed]):

 "Disciplined Equity seeks capital growth[ by investing primarily in a broadly diversified portfolio of common stocks]."

 Because the foregoing investment policy is fundamental, it cannot be eliminated without shareholder approval.

DISCUSSION OF PROPOSED MODIFICATIONS. Eliminating the fund's fundamental policy will allow the fund to more clearly communicate its investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing fundamental policy regarding diversification and its existing non-fundamental policy of investing at least 65% of its total assets in common stocks. Pursuant to current fundamental policy, the fund is "diversified" as defined in the Investment Company Act of 1940, which means that ________________________. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Eliminating the fundamental investment policy as proposed is not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policy is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective and policies will remain unchanged.

10. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY STOCK
    SELECTOR.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the elimination of a fundamental investment policy of the fund. Elimination of this policy will allow the fund to more clearly communicate its investment strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The elimination of this policy is not expected to materially affect the way in which the fund is managed.

 The fund's fundamental investment objective and a fundamental investment policy currently read as follows:

 "Stock Selector seeks capital growth by investing primarily in common stocks."

 If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policy would be eliminated as follows (deleted language is [bracketed]):

 "Stock Selector seeks capital growth [by investing primarily in common stocks]."

 Because the foregoing investment policy is fundamental, it cannot be eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATIONS. Eliminating the fund's fundamental policy will allow the fund to more clearly communicate its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy of investing at least 65% of its total assets in common stocks. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees. Eliminating the fundamental investment policy as proposed is not expected to materially affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policy is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies will remain unchanged.

11. TO ELIMINATE CERTAIN OF FIDELITY VALUE FUND'S FUNDAMENTAL
    INVESTMENT POLICIES AND TO ADOPT CERTAIN COMPARABLE
    NON-FUNDAMENTAL POLICIES.

 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies and adopt certain comparable non-fundamental policies. The elimination of certain fundamental policies would allow the fund to more clearly communicate its investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The elimination of these policies and adoption of certain comparable non-fundamental policies is not expected to materially affect the way in which the fund is managed.

 The fund's fundamental investment objective and fundamental investment policies currently read as follows:

 "Value Fund seeks capital appreciation by investing in securities of companies that possess valuable fixed assets, or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. Such companies will generally have one or more of the following attributes:
(1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The fund expects to invest primarily in stocks and convertible securities, but it may also invest in debt obligations consistent with its objective."

 If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policies would be eliminated as follows (deleted language is [bracketed]):

 "The fund seeks capital appreciation [by investing in securities of companies that possess valuable fixed assets, or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. Such companies will generally have one or more of the following attributes:
(1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The fund expects to invest primarily in stocks and convertible securities, but it may also invest in debt obligations consistent with its objective]."

 Because the foregoing investment policies are fundamental, they cannot be eliminated without shareholder approval. If the proposal to eliminate the current fundamental policies is approved, the Trustees intend to adopt the following non-fundamental policies:

 "The fund seeks capital appreciation by investing in securities of companies that possess valuable fixed assets, or that FMR believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. Such companies are typically selling at low valuations relative to their fixed or intangible assets, as indicated by a price/earnings ratio or price/book value ratio below the average for the company's history, the industry or the broad equity market. These firms may have been out of favor in the marketplace, and have the potential to be accorded higher valuations based on changes in management, company fundamentals or industry conditions."

DISCUSSION OF PROPOSED MODIFICATIONS. Eliminating the fund's fundamental investment policies will allow the fund to more clearly communicate its investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue rely on its existing non-fundamental policy of investing primarily in common stocks. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the changes will become effective when disclosure is revised to reflect them. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policies will remain unchanged.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 The primary purpose of Proposals 12 through 14 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.

 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

 12.TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
    DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT
    COMPANIES FOR EACH OF FIDELITY CAPITAL APPRECIATION FUND, FIDELITY DISCIPLINED EQUITY FUND, FIDELITY STOCK SELECTOR, AND FIDELITY VALUE FUND.

 Each fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is ((underlined)) and deleted language is [bracketed]):

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. [g]Government or any of its agencies or instrumentalities, ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The percentage limits in the proposed fundamental limitation concerning diversification are imposed by the 1940 Act. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest in short-term bond or money market funds managed by FMR or an affiliate of FMR (the Investment Funds). The Investment Funds currently do not bear the cost of investment advisory, management, or transfer agent fees, although they may do so subject to the conditions of the SEC order, including Board review of the total fees paid by shareholders of the fund. The Investment Funds currently pay minimal fees for services such as custodian, auditor, certain pricing and bookkeeping services, and Independent Trustees fees. FMR anticipates that investing in the Investment Funds will benefit each fund by enhancing the efficiency of the investment of cash generated by fund shareholder or investment activity, or through the investment of fund assets allocated to the short-term bond or money markets in support of the funds' investment objectives. For some funds, the Investment Funds may serve as the principal option for cash investment. If the proposal is approved, future amendments to the funds' fundamental diversification limitation would continue to require shareholder approval.

 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.

13. TO AMEND FIDELITY CAPITAL APPRECIATION FUND'S FUNDAMENTAL
    INVESTMENT LIMITATION CONCERNING CONCENTRATION.

 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities)."

 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, future amendments to the funds' fundamental concentration limitation would continue to require shareholder approval.

 The proposed amended limitation is not substantially different from the current limitation, and adoption of the proposed amended limitation is not expected to affect the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

14. TO AMEND FIDELITY VALUE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

 The fund's current fundamental investment limitation concerning underwriting states:

 "The fund may not underwrite any issue of securities, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

 The trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental limitation governing underwriting:

 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

 The primary purpose of the proposed amendment is to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page __.

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Abigail P. Johnson, Senior Vice President; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust, except Ms. Johnson. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Robert A. Lawrence, Ms. Abigail Johnson, Richard A. Spillane Jr., Harry W. Lange, Bradford Lewis and Richard B. Fentin are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Karstetter and [Bradford Lewis, Harry W. Lange and Richard B. Fentin], all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period October 31, 1997 through September 31, 1999, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

 Funds with investment objectives similar to Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund, and Fidelity Value Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 6 beginning on page __.

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc.
(FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund for fiscal 1998 amounted to the following:

Fund Name                      Fees Paid to FSC

Fidelity Capital Appreciation  $5,979,000
Fund

Fidelity Disciplined Equity    $6,400,000
Fund

Fidelity Stock Selector        $4,587,000

Fidelity TechnoQuant Growth    $289,488
Fund

Fidelity Value Fund            $15,345,000

 FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1998 for Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund were $36,000, $0, $0, $0, and $0, respectively.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered for Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 Sales charge revenue paid to, and retained by, FDC for Fiscal 1998 amounted to $30,788 for Fidelity TechnoQuant Growth Fund.

 In addition, FDC received from the following funds fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 1998 as follows:

Fund Name                    12b-1 Fees
                             Paid to FDC

Fidelity Disciplined Equity  $0
Fund

Fidelity Stock Selector      $0

Fidelity Value Fund          $31,000

 FMR is the manager of Fidelity Capital Appreciation, Fidelity Disciplined Equity, Fidelity Stock Selector and Fidelity Value Fund pursuant to management contracts dated November 1, 1994, which were approved by shareholders on October 26, 1994. The management contracts were submitted to shareholders in connection with proposals to provide for lower fees when FMR's assets under management exceed certain levels and to provide for a reduction in individual fund fee rate for Fidelity Value Fund.

 FMR is the manager of Fidelity TechnoQuant Growth Fund pursuant to a management contract dated October 17, 1996, which was approved by FMR, as the then sole shareholder of the fund prior to commencement of operations.

 For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)).

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $592 billion of group net assets - the approximate level for October 1998 - was .2910%, which is the weighted average of the respective fee rates for each level of group net assets up to $592 billion.

On January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%             $ 0.5 billion    .5200%

 3 - 6                .4900               25              .4238

 6 - 9                .4600               50              .3823

 9 - 12               .4300               75              .3626

 12 - 15              .4000               100             .3512

 15 - 18              .3850               125             .3430

 18 - 21              .3700               150             .3371

 21 - 24              .3600               175             .3325

 24 - 30              .3500               200             .3284

 30 - 36              .3450               225             .3249

 36 - 42              .3400               250             .3219

 42 - 48              .3350               275             .3190

 48 - 66              .3250               300             .3163

 66 - 84              .3200               325             .3137

 84 - 102             .3150               350             .3113

 102 - 138            .3100               375             .3090

 138 - 174            .3050               400             .3067

 174 - 210            .3000               425             .3046

 210 - 246            .2950               450             .3024

 246 - 282            .2900               475             .3003

 282 - 318            .2850               500             .2982

 318 - 354            .2800               525             .2962

 354 - 390            .2750               550             .2942

 390 - 426            .2700

 426 - 462            .2650

 462 - 498            .2600

 498 - 534            .2550

 Over 534             .2500


 Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for October 1998, each fund's annual basic fee rate would be calculated as follows:

                      Group Fee Rate     Individual Fund Fee Rate     Management/Basic Fee Rate

Capital Appreciation  .2910%          +  .3000%                    =  .5910%

Disciplined Equity    .2910%          +  .3000%                    =  .5910%

Stock Selector        .2910%          +  .3000%                    =  .5910%

TechnoQuant Growth    .2910%          +  .3000%                    =  .5910%

Value                 .2910%          +  .3000%                    =  .5910%


 One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. Fidelity TechnoQuant Growth Fund's performance period commenced on November 12, 1996. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%.This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

 Each fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

 Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the Index, the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

 During fiscal 1998, FMR received $10,385,000, $12,407,000,
$8,046,000, $264,356 and $30,645,000 for its services as investment adviser to Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund, respectively. This fee, which includes both the basic fee and the performance adjustment, was equivalent to
 .4364%, .4342%, .4267%, .3921%, and ..4113% of the average net assets of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund, respectively. For 1998, the downward performance adjustments amounted to $(3,652,000), $(4,440,000), $(3,097,000),
$(136,291) and $(13,460,000), respectively, for each fund.

 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

SUB-ADVISORY AGREEMENTS

 On behalf of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, Fidelity Stock Selector's and Fidelity Value Fund's sub-advisory agreements, dated November 1, 1994, were approved by shareholders on October 26, 1994. The sub-advisory agreements were submitted to shareholders to seek approval for FMR to grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it will be beneficial to each fund and its shareholders. Fidelity TechnoQuant Growth Fund's sub-advisory agreements, dated October 17, 1996, were approved by FMR, as the then sole shareholder of the fund, prior to commencement of operations.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

 On behalf of Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, Fidelity TechnoQuant Growth Fund and Fidelity Value Fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

 (medium solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

 For providing investment advice and research services, on behalf of each fund, the fees paid to the sub-advisers for the fiscal year ended 1998 were as follows:

                               FMR U.K.  FMR Far East

Fidelity Capital Appreciation  $101,381  $93,752
Fund

Fidelity Disciplined Equity    $12,875   $11,735
Fund

Fidelity Stock Selector        $48,678   $44,567

Fidelity TechnoQuant Growth    $920      $879
Fund

Fidelity Value Fund            $202,906  $191,178

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

 The brokerage commissions paid to NFSC and FBS by each fund for fiscal 1998 are listed in the following table:

                           Brokerage Commissions Paid to  Brokerage Commissions Paid to
                           NFSC                           FBS

Capital Appreciation Fund  $438,000                       $0

Disciplined Equity Fund    $458,000                       $0

Stock Selector             $321,000                       $0

TechnoQuant Growth Fund    $45,000                        $0

Value Fund                 $1,210,000                     $4,000


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of ____________, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1


The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Amended and Restated Declaration of Trust remain underlined in this Exhibit.

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
[DATED November 17, 1994]

 AMENDED AND RESTATED DECLARATION OF TRUST, made [November 17, 1994]
((              , 1999 ))by each of the Trustees whose signature is
affixed hereto (the         "Trustees")((.))

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust))to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on May 31, 1978 by Richard M. Reilly and Caleb Loring, Jr. in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I

NAME AND DEFINITIONS

NAME

 [Section 1] ((SECTION 1.))   This Trust shall be known as "Fidelity
Capital Trust."

DEFINITIONS

 [Section 2] ((SECTION 2.)) Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms "Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)) [amended from time to time];

 (b)(( "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time));

 (c) (("Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III));

(d) (("Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 (((e)))[(c)]"Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 (((f))) [(d)]"Shareholder" means a record owner of Shares of the Trust;

 (((g))) [(f)]"Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust or)) each Series shall be divided from time to time, ((including such Class or Classes of Shares as the Trustees may from time to time create and establish)) and ((including)) [includes] fractions of [s]((S))hares as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or other securities laws; [and]

 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

 (((i))) [(b)] [The] "Trust" refers to Fidelity Capital Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

 (((j)))[(e)] [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

  [(g)](((k))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time((.)) [; and]

ARTICLE II

PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 [Section 1] ((SECTION 1)). The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and] [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders ((of any Series or Class)) of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]((;)) (((b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser number[,]((; (c))) to classify or reclassify any issued Shares into one or more Series ((or Classes)) of Shares[,] ((;
(d))) to abolish any one or more Series ((or Classes)) of Shares[,]((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]

((ESTABLISHMENT OF SERIES AND CLASSES))

 [Section 2] ((SECTION 2)). The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish that Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 [Section 3] ((SECTION 3)). The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 [Section 4] ((SECTION 4)). The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or] securities ((, or other property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES ((AND CLASSES))

 [Section 5] ((SECTION 5)). All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition any assets, income, earnings, profits, and proceeds thereof, funds, or payments ((that)) [which] are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust ((or of its agent or agents))[,] and shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series ((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class)). Any general liabilities, expenses, costs, charges or reserves of the Trust [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable ((and shall be referred to as "liabilities belonging to" that Series or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 [Section 6] ((SECTION 6)).   Shareholders shall have no preemptive or
other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]

((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

 [Section 7] ((SECTION 7)). ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof.
No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust
or by or on behalf of any Series.))   The Trustees shall have no power
to bind any Shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV

THE TRUSTEES

MANAGEMENT OF THE TRUST

 [Section 1] ((SECTION 1)). The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]

((INITIAL TRUSTEES; ELECTION))

 [Section 2] ((SECTION 2)).   ((The initial Trustees shall be at least
three individuals who shall affix their signatures hereto.))On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]

TERM OF OFFICE OF TRUSTEES

 [Section 3] ((SECTION 3)). The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

[Section 4] ((SECTION 4)). In case of the declination, death, resignation, retirement, ((or)) removal [, incapacity, or inability] of any of the Trustees, ((or)) in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act[.] ((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

[TEMPORARY ABSENCE OF TRUSTEE]

((TEMPORARY ABSENCE OF TRUSTEES))

 [Section 5] ((SECTION 5)). Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 [Section 6] ((SECTION 6)). The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 [Section 7] ((SECTION 7)). The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 [Section 8] ((SECTION 8)). The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V

POWERS OF THE TRUSTEES

POWERS

 [Section 1] ((SECTION 1)). The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act, t))[T]he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments ((that)) [which] they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more)) bank((s,)) [or] trust [company] ((companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g)  To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any ((investment adviser, manager,))
[agent,] custodian((,)) [or] underwriter[.]((, or other agent or independent contractor.))

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees((.)) [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.]

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money((,)) and to pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to ((the)) applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (((t)   To operate as and carry on the business of an investment
company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (((u)   To interpret the investment policies, practices or
limitations of any Series.))

 (((v)   In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 [(t)](((w))) Notwithstanding any other provision hereof, to invest all of the assets of any [s]((S))eries in a single open((-))end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company[;]((.))

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 [Section 2] ((SECTION 2)). Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).

ACTION BY THE TRUSTEES

 [Section 3] ((SECTION 3)). ((Except as otherwise provided herein or in the 1940 Act, ))[T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of]((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or] telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 [Section 4] ((SECTION 4)). The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 [Section 1] ((SECTION 1)).  Subject to the provisions of Article III,
Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

[INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT]

((INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT))

INVESTMENT ADVISER

 [Section 1] ((SECTION 1)). Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 [Section 2] ((SECTION 2)). The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any((.))[; and] [s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 [Section 3] ((SECTION 3)). The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a]((one or more)) transfer agency and Shareholder service contract[(s)]((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 [Section 4] ((SECTION 4)). Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 [Section 5] ((SECTION 5)). Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or)) [(including any amendments thereof or] other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 [Section 1] ((SECTION 1)). The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV,
Section 2[,]((;)) [(ii)](((b))) for the removal of Trustees as provided in Article IV, Section 3(d)[,] [(iii)]((; (c))) with respect to any investment advisory or management contract as provided in
Article VII, Sections 1 and 5[,][(iv)]((;)) (((d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; ))(((e))) [with respect to] the amendment of this Declaration of Trust as provided in Article XII, Section 7[,]((;)) [(v)](((f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A Shareholder of each Series ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series(( or Class thereof))[,] on any matter on which such Shareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.

MEETINGS

 [Section 2] ((SECTION 2)). The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) [as the same may be amended from time to time], seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 [Section 3] ((SECTION 3)). A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX

CUSTODIAN

APPOINTMENT AND DUTIES

 [Section 1] ((SECTION 1)). The Trustees shall at all times employ a bank((, a company that is a member of a national securities exchange,)) [or] trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as  its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(2) to compute, if authorized to do so [by] ((,)) the [Trustees, the] Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; ((all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))

[all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank ((, a company that is a member of a national securities exchange, )) [or] trust company ((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) [organized under the laws of the United States or one of the states thereof and] having capital, surplus((,)) and [individual] ((undivided)) profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission[,] or [otherwise in accordance with] ((by)) the 1940 Act [as from time to time amended.]

[CENTRAL CERTIFICATE SYSTEM]

((CENTRAL DEPOSITORY SYSTEM))

 [Section 2] ((SECTION 2)). Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).

ARTICLE X

[DISTRIBUTIONS, AND REDEMPTIONS]

((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

[Section 1] ((SECTION 1)).

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series ((, or Classes thereof,)) at the election of each Shareholder of that Series.

(( The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series ((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

 [Section 2] ((SECTION 2)). In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this
Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

[DETERMINATION OF NET ASSET VALUE]

((DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS))

 [Section 3] ((SECTION 3)). The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,]((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par] ((per)) Share last determined to be determined again in((,)) similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 [Section 4] ((SECTION 4)). The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

ARTICLE XI

LIMITATION OF LIABILITY

 [Section 1] ((SECTION 1)). Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION ]

((INDEMNIFICATION OF COVERED PERSONS))

[Section 2] ((SECTION 2))

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

 (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

 (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking[,] [(b)]((; (ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

((INDEMNIFICATION OF SHAREHOLDERS))

 [Section 3] ((SECTION 3)). In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((;)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII

MISCELLANEOUS

[TRUST NOT A PARTNERSHIP]

((TRUST NOT A PARTNERSHIP, ETC.))

 [Section 1] ((SECTION 1)). It is hereby expressly declared that a trust ((is created hereby)) and not a partnership((, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust.)) [is created hereby.] No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY]

((TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY))

 [Section 2] ((SECTION 2)). The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this
Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or [O]((o))mission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 [Section 3] ((SECTION 3)). The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty
(60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

[Section 4.]

 [(a) This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 4.]

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

 ((SECTION 4.1. DURATION. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.))

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

 (i) ((the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;)) [sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

 (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

 [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

  [Upon making provision for the payment of all such liabilities in
either (i) or (ii),     by such assumption or otherwise, the Trustees
shall distribute the remaining proceeds or     assets (as the case may
be) ratably among the holders of the Shares of the Trust or any af fected Series then outstanding.]

 (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

  [(c) Upon completion of the distribution of the remaining proceeds
or the remain    ing assets as provided in sub-section (b), the Trust
or any affected Series shall terminate     and the Trustees shall be
discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

(( SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

(( SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization.
Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series therof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 [Section 5] ((SECTION 5)). The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 [Section 6]((SECTION 6)). The trust set forth in this instrument is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).

AMENDMENTS

 Section 7. [If authorized by votes of] ((Except as specifically provided herein,))the Trustees and ((may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment,)) a [Majority Shareholder Vote,] ((Declaration of Trust supplemental hereto))or [by] ((an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on)) any [larger] ((amendment that would affect their right to)) vote [which] ((granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as)) may be required by [applicable] law or [this Declaration of Trust in] ((by the Trust's registration statement filed with the Commission; and (e) on)) any [particular case,] ((amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as)) the Trustees [shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which] ((determine,)) shall affect the Shareholders of one or more Series [but not the Shareholders of all outstanding Series] ((or Classes)) shall be authorized by vote of the Shareholders [holding a majority of the Shares entitled to vote] of each Series ((or Class)) affected and no vote [of Shareholders] of ((shareholders of)) a Series ((or Class)) not affected shall be required. [Amendments having the purpose of changing the name of the Trust or of supplying] ((Notwithstanding anything else herein,)) any [omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein] ((amendment to Article XI)) shall not [require authorization by Shareholder vote. Copies of] ((limit)) the [supplemental declaration] ((rights to indemnification or insurance provided therein with respect to action or omission)) of [trust shall be filed as specified in Section 5 of this Article XII].((Covered Persons prior to such amendment.))

FISCAL YEAR

 [Section 8]((SECTION 8)). The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 [Section 9]((SECTION 9)). Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity". FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations or businesses which it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

((Provisions in Conflict with Law or Regulations.))

(( SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

(((b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 [IN WITNESS WHEREOF] ((IN WITNESS WHEREOF)), the undersigned, being all of the [initial] Trustees of the Trust, have executed this instrument ((as of the date set forth above.)) [this 17th day of November, 1994.]

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
between
FIDELITY CAPITAL TRUST:
(NAME OF FUND)
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION] ((AGREEMENT AMENDED and RESTATED as of ))[made] this
1st day of ((            )) [November 1994] ((200  )), by and between
Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of (Name of Fund) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract [modified]((dated)) [December 28, 1989/December
29, 1989/September 23, 1990]((            ,)) to a modification of
said Contract in the manner set forth below. The [Modified]((Amended)) Management Contract shall((,)) when executed by duly authorized officers of the Fund and [the] Adviser, take effect on
((              )) [the later of November 1, 1994] or the first day of
the month following approval.

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard & Poor's Composite Index of 500 Stocks (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

 (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets        Annualized Fee Rate (for each
                          level)

0         -  $ 3 billion  .5200%

3         -  6            .4900

6         -  9            .4600

9         -  12           .4300

12        -  15           .4000

15        -  18           .3850

18        -  21           .3700

21        -  24           .3600

24        -  30           .3500

30        -  36           .3450

36        -  42           .3400

42        -  48           .3350

48        -  66           .3250

66        -  84           .3200

84        -  102          .3150

102       -  138          .3100

138       -  174          .3050

174       -  210          .3000

210       -  246          .2950

246       -  282          .2900

282       -  318          .2850

318       -  354          .2800

354       -  390          .2750

[Over        390]         [.2700%]

((390))   -  ((426))      ((.2700))

((426))   -  ((462))      ((.2650))

((462))   -  ((498))      ((.2600))

((498))   -  ((534))      ((.2550))

((Over))  -  ((534))      ((.2500))

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.

 (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

 (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest [percentage point] ((.01%))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

 (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995]((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] (( subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

FORM OF

SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY CAPITAL TRUST ON BEHALF OF
(NAME OF FUND)

 ((AMENDMENT)) [AGREEMENT] made this [17th]1st day of _______ [November, 1994/October 1996] ((200 )) , by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Fund) (hereinafter called the "Portfolio").

((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated _____________, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on ________________.))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a)
of paragraph 1 of this Agreement.   The Sub-Advisory Fee shall not be
reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995] (( )) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio ((subject to the provisions of Section 15 of the 1940 Act,as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED  DISCLOSURE WILL BE ADDED
[BRACKETED]  DISCLOSURE WILL BE DELETED

FORM OF

SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY CAPITAL TRUST ON BEHALF OF
(NAME OF FUND)

 ((AMENDMENT)) [AGREEMENT] made this [1st/17th]((1st)) day of ______ [November, 1994/October, 1996] ((200 )) by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Fund) (hereinafter called the "Portfolio").

((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated _____________, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on ________________ .))

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a)
of paragraph 1 of this Agreement.   The Sub-Advisory Fee shall not be
reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers [or] ((and)) reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July
31, [1995] ((     )) and indefinitely thereafter, but only so long as
the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.)) [such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY CAPITAL TRUST: [FUND NAME]

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of [Fund Name] (the "Portfolio"), a series of shares of Fidelity Capital Trust (the "Fund").

 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

 5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 2000 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, or to increase materially the amount spent by the Portfolio for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 6

[TO BE UPDATED]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH

Select Portfolios:

 Air Transportation ((pound))     2/28/98             $ 62.7                0.60%

 Automotive ((pound))             2/28/98              62.2                 0.59

 Biotechnology ((pound))          2/28/98              577.4                0.60

 Brokerage and Investment         2/28/98              416.4                0.60
Management ((pound))

 Business Services and            2/28/99              60.7                 0.60(bold italic B)
Outsourcing ((pound)) **

 Chemicals ((pound))              2/28/98              83.4                 0.60

 Computers ((pound))              2/28/98              658.0                0.60

 Construction and   Housing       2/28/98              26.0                 0.60
((pound))

 Consumer Industries ((pound))    2/28/98              26.5                 0.61

 Cyclical Industries ((pound))    2/28/98              3.6                  0.00*

 Defense and Aerospace            2/28/98              63.9                 0.60
((pound))

 Developing   Communications      2/28/98              238.7                0.60
((pound))

 Electronics ((pound))            2/28/98              2,374.6              0.60

 Energy ((pound))                 2/28/98              191.3                0.59

 Energy Service ((pound))         2/28/98              964.1                0.59

 Environmental Services           2/28/98              27.8                 0.60
((pound))

 Financial Services ((pound))     2/28/98              468.5                0.60

 Food and Agriculture             2/28/98              247.0                0.60
((pound))

 Gold ((pound))                   2/28/98              279.5                0.60

 Health Care ((pound))            2/28/98              1,590.8              0.60

 Home Finance ((pound))           2/28/98              1,334.7              0.60

 Industrial Equipment             2/28/98              60.1                 0.60
((pound))

 Industrial Materials             2/28/98              29.9                 0.60
((pound))

 Insurance ((pound))              2/28/98              110.4                0.60

 Leisure ((pound))                2/28/98              142.1                0.60

 Medical Delivery ((pound))       2/28/98              159.1                0.60

 Medical Equipment and            2/28/99              22.2                 0.60(bold italic B)
Systems ((pound)) **

 Multimedia ((pound))             2/28/98              59.1                 0.60

Select Portfolios: - continued

 Natural Gas ((pound))            2/28/98             $ 82.3                0.59%

 Natural Resources ((pound))      2/28/98              6.4                  0.00*

 Paper and Forest Products        2/28/98              24.2                 0.60
((pound))

 Precious Metals and              2/28/98              194.7                0.60
Minerals ((pound))

 Regional Banks ((pound))         2/28/98              1,035.6              0.60

 Retailing ((pound))              2/28/98              152.9                0.60

 Software and Computer            2/28/98              434.9                0.60
Services ((pound))

 Technology ((pound))             2/28/98              552.2                0.60

 Telecommunications ((pound))     2/28/98              413.4                0.60

 Transportation ((pound))         2/28/98              57.4                 0.59

 Utilities Growth ((pound))       2/28/98              273.5                0.60

Magellan ((pound))                3/31/98              61,521.2             0.43

Large Cap Stock ((pound))         4/30/98              133.9                0.45

Mid Cap Stock ((pound))           4/30/98              1,579.2              0.60

Small Cap Selector ((pound))      4/30/98              727.3                0.67

Small Cap Stock ((pound))**       4/30/98              383.2                0.69*(bold italic B)

Contrafund II ((pound))           6/30/98              226.3                0.59

Fidelity Fifty ((pound))          6/30/98              180.5                0.43

Advisor Focus Funds:

 Consumer Industries: ((pound))

  Class A                         7/31/98              1.3                  0.59

  Class T                         7/31/98              10.7                 0.59

  Class B                         7/31/98              2.2                  0.59

  Class C                         7/31/98              0.5                  0.59

  Institutional Class             7/31/98              2.7                  0.59

 Cyclical Industries: ((pound))

  Class A                         7/31/98              0.4                  0.59

  Class T                         7/31/98              2.7                  0.59

  Class B                         7/31/98              0.5                  0.59

  Class C                         7/31/98              0.1                  0.59

  Institutional Class             7/31/98              1.5                  0.59

Advisor Focus Funds: -
continued

 Financial Services: ((pound))

  Class A                         7/31/98             $ 12.6                0.59%

  Class T                         7/31/98              82.7                 0.59

  Class B                         7/31/98              30.1                 0.59

  Class C                         7/31/98              8.3                  0.59

  Institutional Class             7/31/98              3.9                  0.59

 Health Care: ((pound))

  Class A                         7/31/98              10.5                 0.59

  Class T                         7/31/98              79.2                 0.59

  Class B                         7/31/98              22.1                 0.59

  Class C                         7/31/98              6.5                  0.59

  Institutional Class             7/31/98              7.1                  0.59

 Natural Resources: ((pound))

  Class A                         7/31/98              6.9                  0.59

  Class T                         7/31/98              499.5                0.59

  Class B                         7/31/98              54.7                 0.59

  Class C                         7/31/98              1.6                  0.59

  Institutional Class             7/31/98              6.2                  0.59

 Technology: ((pound))

  Class A                         7/31/98              11.7                 0.59

  Class T                         7/31/98              76.3                 0.59

  Class B                         7/31/98              17.6                 0.59

  Class C                         7/31/98              3.0                  0.59

  Institutional Class             7/31/98              5.2                  0.59

 Utilities Growth: ((pound))

  Class A                         7/31/98              1.4                  0.59

  Class T                         7/31/98              13.9                 0.59

  Class B                         7/31/98              5.9                  0.59

  Class C                         7/31/98              1.6                  0.59

  Institutional Class             7/31/98              3.7                  0.59

Blue Chip Growth ((pound))        7/31/98              14,487.5             0.47

Dividend Growth ((pound))         7/31/98              5,316.4              0.65

Low-Priced Stock ((pound))        7/31/98              10,834.5             0.74

OTC Portfolio ((pound))           7/31/98              4,213.9              0.50

Export and Multinational Fund     8/31/98              468.9                0.59
((pound))

Destiny I ((pound))               9/30/98             $ 6,399.7             0.31%

Destiny II ((pound))              9/30/98              4,058.8              0.45

Advisor Diversified
International ((rex-all)) **

 Class A                          10/31/99             1.1                  0.74(bold italic B)

 Class T                          10/31/99             1.5                  0.74(bold italic B)

 Class B                          10/31/99             1.1                  0.74(bold italic B)

 Class C                          10/31/99             1.1                  0.74(bold italic B)

 Institutional Class              10/31/99             1.0                  0.74(bold italic B)

Advisor Europe Capital
Appreciation ((rex-all)) **

 Class A                          10/31/99             0.5                  0.74(bold italic B)

 Class T                          10/31/99             2.1                  0.74(bold italic B)

 Class B                          10/31/99             0.7                  0.74(bold italic B)

 Class C                          10/31/99             0.8                  0.74(bold italic B)

 Institutional Class              10/31/99             0.4                  0.74(bold italic B)

Advisor Global Equity
((rex-all)) **

 Class A                          10/31/99             1.1                  0.74(bold italic B)

 Class T                          10/31/99             1.2                  0.74(bold italic B)

 Class B                          10/31/99             1.1                  0.74(bold italic B)

 Class C                          10/31/99             1.1                  0.74(bold italic B)

 Institutional Class              10/31/99             1.1                  0.74(bold italic B)

Advisor International Capital
Appreciation: ((rex-all)) **

 Class A                          10/31/98             0.6                  0.73(dagger)

 Class T                          10/31/98             6.9                  0.73(dagger)

 Class B                          10/31/98             2.3                  0.73(dagger)

 Class C                          10/31/98             1.3                  0.73(dagger)

 Institutional Class              10/31/98             5.0                  0.73(dagger)

Advisor Japan ((rex-all)) **

 Class A                          10/31/99             0.4                  0.74(bold italic B)

 Class T                          10/31/99             0.4                  0.74(bold italic B)

 Class B                          10/31/99             0.4                  0.74(bold italic B)

 Class C                          10/31/99             0.4                  0.74(bold italic B)

 Institutional Class              10/31/99             0.4                  0.74(bold italic B)

Advisor Latin America
((rex-all)) **

 Class A                          10/31/99            $ 0.4                 0.74(bold italic B)%

 Class T                          10/31/99             0.4                  0.74(bold italic B)

 Class B                          10/31/99             0.4                  0.74(bold italic B)

 Class C                          10/31/99             0.4                  0.74(bold italic B)

 Institutional Class              10/31/99             0.4                  0.74(bold italic B)

Advisor Overseas: ((epslon))

 Class A                          10/31/98             8.5                  0.89

 Class T                          10/31/98             1,159.5              0.89

 Class B                          10/31/98             51.9                 0.89

 Class C                          10/31/98             6.1                  0.89

 Institutional Class              10/31/98             47.3                 0.89

Canada ((epslon))                 10/31/98             71.9                 0.30

Capital Appreciation ((pound))    10/31/98             2,379.7              0.44

Disciplined Equity ((pound))      10/31/98             2,857.4              0.43

Diversified International         10/31/98             1,849.8              0.83
((epslon))

Emerging Markets ((epslon))       10/31/98             390.9                0.74

Europe ((epslon))                 10/31/98             1,399.6              0.73

Europe Capital Appreciation       10/31/98             594.4                0.72
((epslon))

France ((epslon))                 10/31/98             12.5                 0.73

Germany ((epslon))                10/31/98             23.7                 0.73

Hong Kong and China ((rex-all))   10/31/98             154.3                0.74

International Value ((rex-all))   10/31/98             454.5                0.82

Japan ((rex-all))                 10/31/98             238.4                1.01

Japan Small Companies             10/31/98             95.1                 0.74
((rex-all))

Latin America ((epslon))          10/31/98             594.2                0.75

Nordic ((epslon))                 10/31/98             104.3                0.74

Overseas ((epslon))               10/31/98             3,862.7              0.90

Pacific Basin ((rex-all))         10/31/98             206.8                1.11

Southeast Asia ((rex-all))        10/31/98             235.6                1.16

Stock Selector ((pound))          10/31/98             1,885.4              0.43

TechnoQuant Growth                10/31/98             67.4                 0.39

United Kingdom ((epslon))         10/31/98             7.5                  0.74

Value ((pound))                   10/31/98             7,451.9              0.41

Worldwide ((epslon))              10/31/98             1,169.1              0.74

Advisor Dividend Growth
((pound))**

 Class A                          11/30/99            $ 0.5                 0.59(bold italic B)%

 Class T                          11/30/99             5.1                  0.59(bold italic B)

 Class B                          11/30/99             3.4                  0.59(bold italic B)

 Class C                          11/30/99             1.2                  0.59(bold italic B)

 Institutional Class              11/30/99             0.9                  0.59(bold italic B)

Advisor Equity Growth:
((pound))

 Class A                          11/30/98             56.8                 0.59

 Class T                          11/30/98             4,568.3              0.59

 Class B                          11/30/98             166.9                0.59

 Class C                          11/30/98             26.0                 0.59

 Institutional Class              11/30/98             1,004.7              0.59

Advisor Growth
Opportunities:((pound))

 Class A                          11/30/98             255.0                0.46

 Class T                          11/30/98             22,748.7             0.46

 Class B                          11/30/98             925.6                0.46

 Class C                          11/30/98             146.1                0.46

 Institutional Class              11/30/98             493.0                0.46

Advisor Large Cap: ((pound))

 Class A                          11/30/98             3.1                  0.59

 Class T                          11/30/98             59.5                 0.59

 Class B                          11/30/98             27.5                 0.59

 Class C                          11/30/98             1.5                  0.59

 Institutional Class              11/30/98             7.7                  0.59

Advisor Mid Cap: ((pound))

 Class A                          11/30/98             8.2                  0.59

 Class T                          11/30/98             357.3                0.59

 Class B                          11/30/98             73.2                 0.59

 Class C                          11/30/98             6.5                  0.59

 Institutional Class              11/30/98             35.4                 0.59

Advisor Retirement Growth
((pound))**

 Class A                          11/30/99             0.2                  0.59(bold italic B)

 Class T                          11/30/99             0.5                  0.59(bold italic B)

 Class B                          11/30/99             0.2                  0.59(bold italic B)

 Class C                          11/30/99             0.2                  0.59(bold italic B)

 Institutional Class              11/30/99             0.2                  0.59(bold italic B)

Advisor Small Cap: ((pound))**

 Class A                          11/30/98            $ 4.2                 0.74(bold italic B)%

 Class T                          11/30/98             30.2                 0.74(bold italic B)

 Class B                          11/30/98             9.5                  0.74(bold italic B)

 Class C                          11/30/98             9.4                  0.74(bold italic B)

 Institutional Class              11/30/98             8.2                  0.74(bold italic B)

Advisor Strategic
Opportunities: ((pound))

 Class A                          11/30/98             3.5                  0.38

 Class T                          11/30/98             491.8                0.38

 Class B                          11/30/98             109.5                0.38

 Initial Class                    11/30/98             20.2                 0.38

 Institutional Class              11/30/98             4.7                  0.38

Advisor TechnoQuant Growth:
((pound))

 Class A                          11/30/98             3.8                  0.59

 Class T                          11/30/98             18.3                 0.59

 Class B                          11/30/98             11.6                 0.59

 Class C                          11/30/98             0.3                  0.59

 Institutional Class              11/30/98             1.3                  0.59

Emerging Growth ((pound))         11/30/98             2,172.0              0.79

Growth Company ((pound))          11/30/98             10,377.6             0.42

New Millennium ((pound))          11/30/98             1,525.9              0.62

Retirement Growth ((pound))       11/30/98             4,376.5              0.40

Contrafund ((pound))              12/31/98             33,442.4             0.45

Trend ((pound))                   12/31/98             1,354.1              0.39

Variable Insurance Products:

 Growth

  Initial Class                   12/31/98             9,027.5              0.59

  Service Class                   12/31/98             50.6                 0.59

 Overseas ((epslon))

  Initial Class                   12/31/98             2,073.3              0.74

  Service Class                   12/31/98             15.9                 0.74

Variable Insurance Products II:

 Asset Manager: Growth
((pound))

  Initial Class                   12/31/98             495.2                0.59

  Service Class                   12/31/98             1.1                  0.59

Variable Insurance Products
II: - continued

 Contrafund ((pound))

  Initial Class                   12/31/98            $ 4,974.2             0.59%

  Service Class                   12/31/98             61.3                 0.59

Variable Insurance Products
III:

 Growth Opportunities ((pound))

  Initial Class                   12/31/98             1,296.4              0.59

  Service Class                   12/31/98             66.4                 0.59

 Mid Cap ((pound))**

  Initial Class                   12/31/98             0.5                  0.59(bold italic B)

  Service Class                   12/31/98             0.5                  0.59(bold italic B)


(a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 1999, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions for presentation purposes.
(dagger) Annualized
** Less than a complete fiscal year
(bold italic B) Based on estimated expenses for the first year (rex-all) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((epslon)) FMR has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
((pound)) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH AND INCOME

Capital & Income ((pound))        4/30/98             $ 2,144.9            0.59%

Fidelity Fund ((pound))           6/30/98              6,846.9             0.38

Balanced ((pound))                7/31/98              4,522.1             0.44

Global Balanced (rex-all)         7/31/98              75.1                0.74

Growth & Income ((pound))         7/31/98              39,193.8            0.49

Puritan (&)                       7/31/98              23,485.5            0.44

Asset Manager ((pound))           9/30/98              12,325.9            0.54

Asset Manager: Growth ((pound))   9/30/98              4,852.5             0.59

Asset Manager: Income             9/30/98              715.4               0.44
((pound))

Advisor Balanced: (&)

 Class A                          10/31/98             16.2                0.44

 Class B                          10/31/98             53.9                0.44

 Class T                          10/31/98             2,956.4             0.44

 Class C                          10/31/98             30.0                0.44

 Institutional Class              10/31/98             62.1                0.44

International Growth & Income     10/31/98             965.9               0.74
(rex-all)

Advisor Asset Allocation: **(&)

 Class A                          11/30/99             3.3                 0.59(bold italic B)

 Class B                          11/30/99             0.6                 0.59(bold italic B)

 Class T                          11/30/99             0.7                 0.59(bold italic B)

 Class C                          11/30/99             0.6                 0.59(bold italic B)

 Institutional Class              11/30/99             0.6                 0.59(bold italic B)

Advisor Equity Income:
((pound))

 Class A                          11/30/98             47.7                0.49

 Class B                          11/30/98             799.3               0.49

 Class T                          11/30/98             2,493.2             0.49

 Class C                          11/30/98             18.1                0.49

 Institutional Class              11/30/98             484.1               0.49

Advisor Growth & Income:
((pound))

 Class A                          11/30/98             17.9                0.49

 Class B                          11/30/98             78.7                0.49

 Class T                          11/30/98             254.7               0.49

 Class C                          11/30/98             21.9                0.49

 Institutional Class              11/30/98             85.6                0.49

Convertible Securities            11/30/98             1,041.0             0.52
((pound))

Equity-Income II ((pound))        11/30/98             17,892.7            0.49

Variable Insurance Products:

 Equity-Income

  Initial Class                   12/31/98            $ 10,951.9           0.49%

  Service Class                   12/31/98             111.6               0.49

Variable Insurance Products II:

 Asset Manager ((pound))

  Initial Class                   12/31/98             4,632.2             0.54

  Service Class                   12/31/98             1.7                 0.54

 Asset Manager: Growth
((pound))

  Initial Class                   12/31/98             495.2               0.59

  Service Class                   12/31/98             1.1                 0.59

Variable Insurance Products
III:

 Balanced Portfolio ((pound))

  Initial Class                   12/31/98             255.6               0.44

  Service Class                   12/31/98             3.3                 0.44

 Growth & Income ((pound))

  Initial Class                   12/31/98             701.0               0.49

  Service Class                   12/31/98             6.5                 0.49

Equity-Income ((pound))           1/31/99              18,442.4            0.49

Utilities Fund ((pound))          1/31/99              1,823.2             0.60


(a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 1999, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions for presentation purposes.
** Less than a complete fiscal year
((sunburst)) Average net assets for the period shown were less than
$100,000
((rex-all)) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((pound)) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(&) FMR has entered into sub-advisory agreements with Fidelity Investments Money Management, Inc., FMR U.K. and FMR Far East, with respect to the fund.
((bold italic B)) Based on estimated expenses for the first year.

Vote this proxy card TODAY! Your prompt response will save Fidelity Capital Appreciation Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and _______ or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Capital Appreciation Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date  ________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                            CUSIP# 316066109/fund# 307

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

5.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     sub-advisory agreement with
     FMR U.K. for the fund.

6.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     FMR Far East for the fund.

7.   To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     Service Plan pursuant to
     Rule 12b-1 for the fund.

8.   To eliminate certain           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     fundamental investment
     policies of the fund.

9.   To amend the fundamental       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

10.  To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     fundamental investment
     limitation concerning
     concentration.




CAF-PXC-1199                                CUSIP# 316066109/fund# 307

Vote this proxy card TODAY! Your prompt response will save Fidelity Capital Appreciation Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and ______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Capital Appreciation Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date___________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                   fund# 307, 315, 320, 333, 039 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees        [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

5.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     FMR U.K. for the fund.

6.   To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     sub-advisory agreement with
     FMR Far East for the fund.

7.   To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     Service Plan pursuant to
     Rule 12b-1 for the fund.

8.   To eliminate certain           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     fundamental investment
     policies of the fund.

9.   To amend the fundamental       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the limitation for the
     fund.

10.  To amend the fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     fundamental investment
     limitation concerning
     concentration.


CAF/FDE/FSS/TQG/VAL-PXC-1199        CAF CUSIP# 316066109, fund# 307 HH
                                    FDE CUSIP# 316066208, fund# 315 HH
                                    FSS CUSIP# 316066307, fund# 320 HH
                                    TQG CUSIP# 316066406, fund# 333 HH
                                    VAL CUSIP# 316464106, fund# 039 HH

Vote this proxy card TODAY! Your prompt response will save Fidelity Disciplined Equity Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY DISCIPLINED EQUITY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and _______ or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Disciplined Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date___________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                            CUSIP# 316066208/fund# 315

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR U.K. for the fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    FMR Far East for the fund.

7.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    investment policy of the fund.

8.  To amend the fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    investment limitation
    concerning diversification
    to exclude "securities of
    other investment companies"
    from the limitation for the
    fund.




FDE-PXC-1199                                CUSIP# 316066208/fund# 315

Vote this proxy card TODAY! Your prompt response will save Fidelity Disciplined Equity Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY DISCIPLINED EQUITY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and ______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Disciplined Equity Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date   __________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                      fund# 307, 315, 320, 333, 039 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees        [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR U.K. for the fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    FMR Far East for the fund.

7.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    investment policy of the fund.

8.  To amend the fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    investment limitation
    concerning diversification
    to exclude "securities of
    other investment companies"
    from the limitation for the
    fund.




CAF/FDE/FSS/TQG/VAL-PXC-1199        CAF CUSIP# 316066109, fund# 307 HH
                                    FDE CUSIP# 316066208, fund# 315 HH
                                    FSS CUSIP# 316066307, fund# 320 HH
                                    TQG CUSIP# 316066406, fund# 333 HH
                                    VAL CUSIP# 316464106, fund# 039 HH

Vote this proxy card TODAY! Your prompt response will save Fidelity Stock Selector the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY STOCK SELECTOR
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and _______ or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Stock Selector which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State St., 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                            CUSIP# 316066307/fund# 320

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the funds.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR U.K. for the fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    FMR Far East for the fund.

7.  To eliminate a  fundamental     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    investment policy of the fund.

8.  To amend the fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    investment limitation
    concerning diversification
    to exclude "securities of
    other investment companies"
    from the limitation for the
    fund.




FSS-PXC-1199                                CUSIP# 316066307/fund# 320

Vote this proxy card TODAY! Your prompt response will save Fidelity Stock Selector the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY STOCK SELECTOR
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and ______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Stock Selector as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State St., 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                      fund# 307, 315, 320, 333, 039 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees        [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the funds.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR U.K. for the fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    FMR Far East for the fund.

7.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    investment policy of the fund.

8.  To amend the fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    investment limitation
    concerning diversification
    to exclude "securities of
    other investment companies"
    from the limitation for the
    fund.


CAF/FDE/FSS/TQG/VAL-PXC-1199      CAF CUSIP#  316066109, fund#  307 HH
                                  FDE CUSIP#  316066208, fund#  315 HH
                                  FSS CUSIP#  316066307, fund#  320 HH
                                  TQG CUSIP#  316066406, fund#  333 HH
                                  VAL CUSIP#  316464106, fund# 039  HH

Vote this proxy card TODAY! Your prompt response will save Fidelity TechnoQuant Growth Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY TECHNOQUANT GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and _______ or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity TechnoQuant Growth Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State St., 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date__________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                           CUSIP # 316066406/fund# 333

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

4.  To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    sub-advisory agreement with
    FMR U.K. for the fund.

5.  To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR Far East for the fund.

6.  To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    Service Plan pursuant to
    Rule 12b-1 for the fund.




TQG-PXC-1199                                CUSIP# 316066406/fund# 333

Vote this proxy card TODAY! Your prompt response will save Fidelity TechnoQuant Growth Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY TECHNOQUANT GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and ______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity TechnoQuant Growth Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date___________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                      fund# 307, 315, 320, 333, 039 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees        [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

5.  To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR U.K. for the fund.

6.  To approve an amended          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    FMR Far East for the fund.

7.  To approve a Distribution and  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    Service Plan pursuant to
    Rule 12b-1 for the fund.


CAF/FDE/FSS/TQG/VAL-PXC-1199      CAF CUSIP#  316066109, fund#  307 HH
                                  FDE CUSIP#  316066208, fund#  315 HH
                                  FSS CUSIP#  316066307, fund#  320 HH
                                  TQG CUSIP#  316066406, fund#  333 HH
                                  VAL CUSIP#  316464106, fund#  039 HH

Vote this proxy card TODAY! Your prompt response will save Fidelity Value Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY VALUE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and _______ or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Value Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date __________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                            CUSIP# 316464106/fund# 039

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d, [New
    Trustee], Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.  To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

4.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
    management contract for the
    fund.

5.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    sub-advisory agreement with
    FMR U.K. for the fund.

6.  To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
    sub-advisory agreement with
    FMR Far East for the fund.

7.  To eliminate certain            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
    fundamental investment
    policies of the fund and to
    replace certain policies
    with non-fundamental policies.

8.  To amend the fundamental        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    investment limitation
    concerning diversification
    to exclude "securities of
    other investment companies"
    from the lmitation for the
    fund.

9.  To amend the fund's             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
    fundamental investment
    limitation concerning
    underwriting.




VAL-PXC-1199                                CUSIP# 316464106/fund# 039

Vote this proxy card TODAY! Your prompt response will save Fidelity Value Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CAPITAL TRUST: FIDELITY VALUE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and ______, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Capital Trust: Fidelity Value Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date _________________________________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                      fund# 307, 315, 320, 333, 039 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

1.  To elect the 12 nominees        [  ]FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     Phyllis Burke Davis, Ralph   contrary below).
    F. Cox, Robert M. Gates,
    Edward C. Johnson 3d,
    ___________, Donald J. Kirk,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, Thomas R. Williams.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)



______________________________________________________________________

2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

5.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     sub-advisory agreement with
     FMR U.K. for the fund.

6.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     FMR Far East for the fund.

11.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     fundamental investment
     objective and eliminate
     certain fundamental
     investment policies.

12.  To amend the fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     investment limitation
     concerning diversification
     to exclude "securities of
     other investment companies"
     from the lmitation for the
     fund.

14.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  14.
     fundamental investment
     limitation concerning
     underwriting.




CAF/FDE/FSS/TQG/VAL-PXC-1199      CAF CUSIP#  316066109, fund#  307 HH
                                  FDE CUSIP#  316066208, fund#  315 HH
                                  FSS CUSIP#  316066307, fund#  320 HH
                                  TQG CUSIP#  316066406, fund#  333 HH
                                  VAL CUSIP#  316464106, fund# 039  HH